UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01316
SECURITY MID CAP GROWTH FUND
(Exact name of registrant as specified in charter)
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
(Address of principal executive offices) (Zip code)
RICHARD M. GOLDMAN, PRESIDENT
SECURITY MID CAP GROWTH FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001
(Name and address of agent for service)
Registrant’s telephone number, including area code: (785) 438-3000
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

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TABLE OF CONTENTS

ABOUT SHAREHOLDERS’ FUND EXPENSES	2

MID CAP GROWTH FUND	6

NOTES TO FINANCIAL STATEMENTS	12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

OTHER INFORMATION	17

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS	20

RYDEX|SGI PRIVACY POLICIES	23
the RYDEX|SGI mid cap growth fund annual report | 1

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2011 and ending September 30, 2011.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
2 | the RYDEX|SGI mid cap growth fund annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2011	September 30, 2011	the Period[2]

Table 1. Based on actual Fund return[3]

Mid Cap Growth Fund
A-Class	1.13%	(17.80)%	$1,000.00	$821.96	$5.16
B-Class	1.88%	(18.08)%	1,000.00	819.23	8.57
C-Class	1.88%	(18.17)%	1,000.00	818.33	8.57

Table 2. Based on hypothetical 5% return (before expenses)

Mid Cap Growth Fund
A-Class	1.13%	5.00%	$1,000.00	$1,019.40	$5.72
B-Class	1.88%	5.00%	1,000.00	1,015.64	9.50
C-Class	1.88%	5.00%	1,000.00	1,015.64	9.50

[1]	Annualized

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2011 to September 30, 2011.
the RYDEX|SGI mid cap growth fund annual report | 3

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011

Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Mid Cap Growth Fund returned -2.62%1, while the Fund’s benchmark, the Russell Midcap® Growth Index, had a 0.80% return.
The Fund seeks to deliver long-term capital appreciation by investing in a concentrated portfolio of mid-cap growth securities. It seeks to identify securities that are in the early-to-middle stages of growth and primarily invests in companies that offer unique proprietary products or are within profitable market niches with rapid growth potential.
The Fund uses a combination of a qualitative top-down approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.
The portfolio’s performance was helped by stock selection in Industrials and Financials, the sectors contributing the most to the portfolio’s performance. However, this was not enough to offset the effects of poor stock selection in the Consumer Staples and Consumer Discretionary sectors, the sectors detracting the most from portfolio performance. The Consumer Staples holdings in the portfolio amounted to less than a percent of the total portfolio size and had a loss of 12%, compared with a 25% return for the sector in the Index, which accounted for almost 6% of the Index weight. The Consumer Discretionary sector in both the portfolio and the Index were weighted about the same, but the portfolio’s holdings as a group returned only about half that of similar holdings in the Index. The holdings contributing most to portfolio performance over the period were Industrials holding Goodrich Corp., which returned 66%, and Petrohawk Energy Corp., which returned 56%. Leading detractors to performance were Energy stock Pioneer Natural Resources Co., which was off 38%, and Technology stock Equinix, Inc., which fell 31%.
Because the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year) remains far steeper than levels prior to past recessions, we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5%-2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.
Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.
We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager
4 | the RYDEX|SGI mid cap growth fund annual report

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of Joseph O’Connor as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX|SGI mid cap growth fund annual report | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
MID CAP GROWTH FUND
OBJECTIVE: Seeks capital appreciation.
Cumulative Fund Performance
The Russell Midcap® Growth Index is an unmanaged index measuring the performance of the mid cap growth segment of the U.S. equity universe and which includes companies with higher price-to-book ratios and higher forecasted growth values.
Average Annual Returns*
Periods Ended 9/30/11

	1 Year	5 Year	10 Year

A-Class	-2.62%	-3.32%	3.64%
A-Class with sales charge†	-8.23%	-4.46%	3.02%
B-Class	-3.36%	-4.06%	3.00%
B-Class with CDSC††	-8.19%	-4.31%	3.00%
C-Class	-3.35%	-4.09%	2.86%
C-Class with CDSC†††	-4.31%	-4.09%	2.86%
Russell Midcap Growth Index	0.80%	1.64%	6.70%
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 17, 1969
B-Class	October 19, 1993
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)

iShares Russell Midcap Growth Index Fund	4.0%
Watson Pharmaceuticals, Inc.	2.6%
Nuance Communications, Inc.	2.5%
Airgas, Inc.	2.5%
Alliance Data Systems Corp.	2.5%
Macy’s, Inc.	2.4%
Covidien plc	2.4%
Pioneer Natural Resources Co.	2.4%
Check Point Software Technologies Ltd.	2.3%
Discover Financial Services	2.3%

Top Ten Total	25.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
6 | the RYDEX|SGI mid cap growth fund annual report

SCHEDULE OF INVESTMENTS	September 30, 2011

MID CAP GROWTH FUND

	Shares	Value

COMMON STOCKS† - 90.5%

Information Technology - 24.5%
Nuance Communications, Inc.*	85,765	$1,746,176
Alliance Data Systems Corp.*	18,500	1,714,950
Check Point Software Technologies Ltd.*	30,965	1,633,713
Teradata Corp.*	30,000	1,605,900
Electronic Arts, Inc.*	77,100	1,576,695
Cognizant Technology Solutions Corp. — Class A*	24,585	1,541,480
Cadence Design Systems, Inc.*	148,980	1,376,575
SanDisk Corp.*	31,800	1,283,130
Avago Technologies Ltd.	32,500	1,065,025
Rovi Corp.*	24,300	1,044,414
Solera Holdings, Inc.	14,800	747,400
VeriFone Systems, Inc.*	20,700	724,914
Autodesk, Inc.*	25,850	718,113
Salesforce.com, Inc.*	3,230	369,124

Total Information Technology		17,147,609

Consumer Discretionary - 20.7%
Macy’s, Inc.	63,300	1,666,056
Wyndham Worldwide Corp.	56,320	1,605,683
Jarden Corp.	55,230	1,560,800
Life Time Fitness, Inc.*	40,900	1,507,165
Penn National Gaming, Inc.*	44,270	1,473,748
Priceline.com, Inc.*	3,130	1,406,810
Wynn Resorts Ltd.	10,350	1,191,078
Bed Bath & Beyond, Inc.*	19,710	1,129,580
BorgWarner, Inc.*	17,900	1,083,487
PVH Corp.	17,850	1,039,584
O’Reilly Automotive, Inc.*	12,600	839,538

Total Consumer Discretionary		14,503,529

Health Care - 12.5%
Watson Pharmaceuticals, Inc.*	26,400	1,801,800
Covidien plc	37,700	1,662,570
Thermo Fisher Scientific, Inc.*	26,415	1,337,656
CareFusion Corp.*	50,200	1,202,290
Agilent Technologies, Inc.*	32,370	1,011,563
Teva Pharmaceutical Industries Ltd. ADR	26,015	968,278
Intuitive Surgical, Inc.*	1,980	721,274

Total Health Care		8,705,431

Industrials - 12.2%
AMETEK, Inc.	48,075	1,585,033
Gardner Denver, Inc.	19,950	1,267,822
Cummins, Inc.	12,400	1,012,584
Roper Industries, Inc.	11,800	813,138
Cooper Industries plc	16,600	765,592
Union Pacific Corp.	9,320	761,164
Polypore International, Inc.*	13,100	740,412
Dover Corp.	14,400	671,040
Stanley Black & Decker, Inc.	12,200	599,020
Joy Global, Inc.	5,410	337,476

Total Industrials		8,553,281

Energy - 7.5%
Pioneer Natural Resources Co.	25,200	1,657,404
Oil States International, Inc.*	28,500	1,451,220
Ensco plc ADR	34,900	1,411,007
QEP Resources, Inc.	25,950	702,467

Total Energy		5,222,098

Materials - 7.4%
Airgas, Inc.	27,150	1,732,713
CF Industries Holdings, Inc.	7,200	888,408
NewMarket Corp.	5,050	766,943
Ball Corp.	22,484	697,454
Albemarle Corp.	13,990	565,196
Kaiser Aluminum Corp.	11,800	522,504

Total Materials		5,173,218

Financials - 4.6%
Discover Financial Services	70,900	1,626,446
T. Rowe Price Group, Inc.	18,650	890,911
Commerce Bancshares, Inc.	19,300	670,675

Total Financials		3,188,032

Consumer Staples - 1.1%
Herbalife Ltd.	14,500	777,200

Total Common Stocks (Cost $67,324,749)		63,270,398

EXCHANGE TRADED FUND† - 4.0%
iShares Russell Midcap Growth Index Fund	56,685	2,813,843
Total Exchange Traded Fund (Cost $3,405,243)		2,813,843

Total Investments - 94.5% (Cost $70,729,992)		$66,084,241

Cash & Other Assets, Less Liabilities - 5.5%		3,849,826

Total Net Assets - 100.0%		$69,934,067

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI mid cap growth fund annual report | 7

MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $70,729,992)	$66,084,241
Cash	4,182,956
Prepaid expenses	1,535
Receivables:
Securities sold	1,771,789
Dividends	40,060
Fund shares sold	9,055

Total assets	72,089,636

Liabilities:
Payable for:
Securities purchased	1,798,428
Fund shares redeemed	227,476
Management fees	46,031
Directors’ fees*	25,608
Distribution and service fees	20,290
Transfer agent/maintenance fees	15,567
Fund accounting/administration fees	5,830
Miscellaneous	16,339

Total liabilities	2,155,569

Net assets	$69,934,067

Net assets consist of:
Paid in capital	$93,213,251
Undistributed net investment income	—
Accumulated net realized loss on investments	(18,633,433)
Net unrealized depreciation on investments	(4,645,751)

Net assets	$69,934,067

A-Class:
Net assets	$62,575,349
Capital shares outstanding	2,182,794
Net asset value per share	$28.67

Maximum offering price per share (Net asset value divided by 95.25%)	$30.10

B-Class:
Net assets	$3,196,906
Capital shares outstanding	150,101
Net asset value per share	$21.30

C-Class:
Net assets	$4,161,812
Capital shares outstanding	169,512
Net asset value per share	$24.55

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding tax of $98)	$676,255
Interest	642

Total investment income	676,897

Expenses:
Management fees	657,268
Transfer agent/maintenance fees	234,841
Distribution and service fees:
A-Class	193,491
B-Class	43,931
C-Class	58,462
Fund accounting/administration fees	83,253
Directors’ fees*	9,952
Miscellaneous	103,374

Total expenses	1,384,572

Net investment loss	(707,675)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,895,666

Net realized gain	13,895,666

Net change in unrealized appreciation (depreciation) on:
Investments	(14,294,103)

Net change in unrealized appreciation (depreciation)	(14,294,103)

Net realized and unrealized loss	(398,437)

Net decrease in net assets resulting from operations	$(1,106,112)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

8 | the RYDEX|SGI mid cap growth fund annual report	See Notes to Financial Statements.

MID CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (decrease) in net assets from operations:
Net investment loss	$(707,675)	$(770,984)
Net realized gain on investments	13,895,666	12,599,744
Net change in unrealized appreciation (depreciation) on investments	(14,294,103)	(2,290,110)

Net increase (decrease) in net assets resulting from operations	(1,106,112)	9,538,650

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares
A-Class	11,016,109	8,594,212
B-Class	666,596	168,153
C-Class	2,026,865	764,151
Cost of shares redeemed
A-Class	(19,196,330)	(17,101,108)
B-Class	(2,015,138)	(3,669,427)
C-Class	(3,191,731)	(1,620,755)

Net decrease from capital share transactions	(10,693,629)	(12,864,774)

Net decrease in net assets	(11,799,741)	(3,326,124)
Net assets:
Beginning of year	81,733,808	85,059,932

End of year	$69,934,067	$81,733,808

Undistributed net investment income at end of year	$—	$—

Capital share activity:[1]
Shares sold
A-Class	328,868	317,220
B-Class	26,525	8,261
C-Class	69,137	31,757
Shares redeemed
A-Class	(586,576)	(628,456)
B-Class	(82,272)	(180,188)
C-Class	(109,764)	(68,800)

Net decrease in shares	(354,082)	(520,206)

1	The share activity for the year ended September 30, 2010 and the period October 1, 2010 through April 8, 2011 has been restated to reflect a 1:4 reverse share split effective April 8, 2011 — See Note 6.

See Notes to Financial Statements.	the RYDEX|SGI mid cap growth fund annual report | 9

MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2011[c]	2010[c]	2009[c]	2008[c]	2007[c]

A-Class
Per Share Data
Net asset value, beginning of period	$29.44	$26.16	$25.84	$44.44	$48.12

Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.24)	(.20)	(.20)	(.32)
Net gain (loss) on investments (realized and unrealized)	(.53)	3.52	.72	(9.84)	1.40

Total from investment operations	(.77)	3.28	.52	(10.04)	1.08

Less distributions from:
Net realized gains	—	—	(.20)	(8.56)	(4.76)

Total distributions	—	—	(.20)	(8.56)	(4.76)

Net asset value, end of period	$28.67	$29.44	$26.16	$25.84	$44.44

Total Return[b]	(2.62)%	12.54%	2.32%	(26.24)%	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,575	$71,858	$71,985	$71,655	$160,544

Ratios to average net assets:
Net investment loss	(0.72)%	(0.85)%	(0.99)%	(0.63)%	(0.67)%
Total expenses	1.49%	1.67%	1.78%	1.50%	1.41%

Portfolio turnover rate	157%	133%	138%	191%	34%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2011[c]	2010[c]	2009[c]	2008[c]	2007[c]

B-Class
Per Share Data
Net asset value, beginning of period	$22.04	$19.72	$19.68	$36.36	$40.48

Income (loss) from investment operations:
Net investment loss[a]	(.37)	(.32)	(.28)	(.36)	(.56)
Net gain (loss) on investments (realized and unrealized)	(.37)	2.64	.52	(7.76)	1.20

Total from investment operations	(.74)	2.32	.24	(8.12)	.64

Less distributions from:
Net realized gains	—	—	(.20)	(8.56)	(4.76)

Total distributions	—	—	(.20)	(8.56)	(4.76)

Net asset value, end of period	$21.30	$22.04	$19.72	$19.68	$36.36

Total Return[b]	(3.36%)	11.76%	1.61%	(26.92%)	1.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,197	$4,537	$7,454	$7,711	$14,877

Ratios to average net assets:
Net investment loss	(1.50)%	(1.60)%	(1.73)%	(1.40)%	(1.43)%
Total expenses	2.26%	2.42%	2.53%	2.26%	2.16%

Portfolio turnover rate	157%	133%	138%	191%	34%

10 | the RYDEX|SGI mid cap growth fund annual report	See Notes to Financial Statements.

MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2011[c]	2010[c]	2009[c]	2008[c]	2007[c]

C-Class
Per Share Data
Net asset value, beginning of period	$25.40	$22.76	$22.68	$40.44	$44.52

Income (loss) from investment operations:
Net investment loss[a]	(.42)	(.40)	(.32)	(.40)	(.60)
Net gain (loss) on investments (realized and unrealized)	(.43)	3.04	.60	(8.80)	1.28

Total from investment operations	(.85)	2.64	.28	(9.20)	.68

Less distributions from:
Net realized gains	—	—	(.20)	(8.56)	(4.76)

Total distributions	—	—	(.20)	(8.56)	(4.76)

Net asset value, end of period	$24.55	$25.40	$22.76	$22.68	$40.44

Total Return[b]	(3.35)%	11.60%	1.58%	(26.87)%	1.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,162	$5,339	$5,622	$6,452	$10,717

Ratios to average net assets:
Net investment loss	(1.48)%	(1.60)%	(1.74)%	(1.40)%	(1.43)%
Total expenses	2.25%	2.43%	2.54%	2.26%	2.16%

Portfolio turnover rate	157%	133%	138%	191%	34%

[a]	Net investment loss per share was computed using average shares outstanding throughout the year.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Per share amounts for years ended September 30, 2007 — September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

See Notes to Financial Statements.	the RYDEX|SGI mid cap growth fund annual report | 11

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies Organization
Rydex|SGI Mid Cap Growth Fund (legally known as Security Mid Cap Growth Fund) (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified open-ended management investment company. The Trust is authorized to issue an unlimited number of shares.
The Trust offers a combination of three separate classes of shares, A-Class shares, B-Class shares and C-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 12 months of purchase. B-Class shares are offered without a front-end sales charge, but are subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.
At September 30, 2011, the Trust consisted of the Mid Cap Growth Fund (the “Fund”).
Security Investors, LLC (“SI”) provides advisory, administrative and accounting services to the Fund. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Fund. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Fund. SI, RFS and RDL are affiliated entities.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Security Valuation — Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date.
Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Security Global Investors (“SGI”) under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Security Transactions and Investment Income — Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.
D. Distributions to Shareholders — Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
E. Earnings Credits — Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any.
F. Indemnifications — Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance
12 | the RYDEX|SGI mid cap growth fund annual report

NOTES TO FINANCIAL STATEMENTS (continued)
of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
2. Fees and Other Transactions with Affiliates
Under the terms of an investment advisory contract, the Fund pays SI management fees calculated at the annualized rate below, based on the average daily net assets of the Fund for the year ended September 30, 2011:

Management
Fees (as a %
of net assets)

Mid Cap Growth Fund	0.75%
SI also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, SI receives the following:

Administrative Fees
(as a % of net assets)

Mid Cap Growth Fund	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies
RFS is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 — $8.00
Transaction fee	$0.60 — $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies
The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares and 1.00% of the average daily net assets of the Fund’s B-Class and C-Class shares.
During the year ended September 30, 2011, RDL retained sales charges of $27,112 relating to sales of A-Class shares of the Fund.
Certain directors and officers of the Fund are also directors and/or officers of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include SI, SGI and RDL.
At September 30, 2011, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Fund, as follows:

Percent of
outstanding
shares owned

Mid Cap Growth Fund	10%
3. Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (fiscal years 2008 — 2011), and has concluded that no provision for income tax is required in the Fund’s financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and the expiration of capital loss carryforward. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year-end is distributed in the following year.
the RYDEX|SGI mid cap growth fund annual report | 13

NOTES TO FINANCIAL STATEMENTS (continued)
The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Mid Cap Growth Fund	$—	$—	$—
The tax character of distributions paid during the year ended September 30, 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Mid Cap Growth Fund	$—	$—	$—
Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.
The tax character of distributable earnings/(accumulated losses) at September 30, 2011 was as follows:

	Undistributed	Undistributed	Accumulated		Total
	Ordinary	Long-Term	Capital and	Net Unrealized	Accumulated
Fund	Income	Capital Gain	Other Losses*	Depreciation**	Deficit

Mid Cap Growth Fund	$—	$—	$(18,432,064)	$(4,847,120)	$(23,279,184)

*	The Fund had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.

**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses,the differences between book and tax basis passive foreign investment companies and bond discount accretion.
For the year ended September 30, 2011, the capital loss carryovers utilized or expired, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains, and post-October losses that are deferred to the first day of the next fiscal year are shown in the table below:

	Capital Loss	Capital Loss	Remaining		Deferred
	Carryovers	Carryovers	Capital Loss		Post-October
	Utilized	Expired	Carryovers	Expires In	Losses

Mid Cap Growth Fund			$12,905,847	2017
			5,526,217	2018

Total	$13,866,203	$—	$18,432,064		$—
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.
On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

	Accumulated Net	Undistributed
	Realized	Net Investment
	Gain	Income	Paid-In Capital

Mid Cap Growth Fund	$—	$707,675	$(707,675)
The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds will be seen on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.
At September 30, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss

Mid Cap Growth Fund	$70,931,360	$2,659,388	$(7,506,508)	$(4,847,120)
14 | the RYDEX|SGI mid cap growth fund annual report

NOTES TO FINANCIAL STATEMENTS (concluded)
4. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2011:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total

Assets
Mid Cap Growth Fund	$66,084,241	$—	$—	$66,084,241
For the year ended September 30, 2011, there were no transfers between levels.
5. Securities Transactions
For the year ended September 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments and government securities, were:

	Purchases	Sales

Mid Cap Growth Fund	$131,201,854	$143,512,710
6. Reverse Share Split
Effective April 8, 2011, the Fund underwent a 1-for-4 reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by four, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statements of changes in net assets and the per share data in the financial highlights for periods prior to the share split have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.
the RYDEX|SGI mid cap growth fund annual report | 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Rydex|SGI Mid Cap Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Rydex|SGI Mid Cap Growth Fund (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
November 29, 2011
16 | the RYDEX|SGI mid cap growth fund annual report

OTHER INFORMATION (Unaudited)
Quarterly Portfolio Schedules Information
Each of the Rydex|SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The portfolio holdings of each of the Rydex|SGI Funds are available on their website, www.rydex-sgi.com, or by calling 1.800.888.2461.
A description of the policies and procedures that the Rydex|SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Rydex|SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available upon request, free of charge, by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.
The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.
Office Locations
The offices of Security Global Investors, LLC can be found in the following locations:
40 East 52nd Street
16th Floor
New York, NY 10022
(Headquarters)
Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850
9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210
Guggenheim Transaction
On September 21, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.
The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees. The parties expect the Transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.
In anticipation of the Transaction, the Board of Directors of the Fund (the “Board”) has called a special meeting of shareholders (the “Meeting”), at which shareholders of the Fund of record as of October 3, 2011 will be asked to consider the approval of a new investment management agreement between the Fund and the Investment Manager (the “New Agreement”). This is necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Fund’s current investment management agreement with the Investment Manager (the “Current Agreement”). The terms of the New Agreement are substantially identical to the corresponding Current Agreement, except with respect to the date of execution.
Election of Board Members
The Boards have also approved a proposal to elect seven individuals to the Boards. The Boards propose the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. However, for regulatory and governance reasons the term of Mr. Cacciapaglia, an “interested person” (as that term is defined for regulatory purposes), would not be effective until an additional non-interested Director is also appointed (or the balance is otherwise maintained). This search for an additional non-interested Director is still underway.
the RYDEX|SGI mid cap growth fund annual report | 17

OTHER INFORMATION (Unaudited) (continued)
Information regarding the proposals will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.
Board Considerations in Approving the Investment Advisory Agreement
At an in-person meeting of the Board of Directors of Security Mid Cap Growth Fund (the “Company”) held August 10, 2011, called for the purpose of, among other things, voting on the approval of the investment advisory agreement applicable to a series of the Company (the “Fund”), the Company’s Board of Directors (the “Board”), including the independent Directors, unanimously approved the investment advisory agreement between the Company and Security Investors, LLC (referred to herein as the “Adviser”).
At an in-person meeting of the Board held August 16, 2011, the Board also considered a new investment advisory agreement that was required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Fund, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board was asked to approve a new investment advisory agreement for the Fund.
At the meeting of August 16, 2011, the Board considered the new investment advisory agreement, pursuant to which, subject to its approval by the Fund’s shareholders, the Adviser would continue to serve the Fund as investment adviser after the completion of the Transaction. At the meeting, the Board considered information about the Transaction and voted in favor of the new investment advisory agreement.
In reaching the conclusion to approve the investment advisory agreement the Directors requested and obtained from the Adviser such information as the Directors deemed reasonably necessary to evaluate the proposed agreement. The Directors carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
Prior to the Board meetings on August 10, 2011 and August 16, 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.
In considering the new investment advisory agreement the Board determined that the agreement would enable shareholders of the Fund to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent Directors, unanimously approved the new agreement. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Fund, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreement at the Board meeting of August 10, 2011. The Directors noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Fund.
In addition, as a part of their required consideration of the renewal of the current investment advisory agreement at the meeting of August 10, 2011, the Directors, including the independent Directors, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) the Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) revenue sharing arrangements entered into by the Adviser (whereby certain of its profits are shared with other parties in exchange for certain services); (i) the Adviser’s compliance systems; (j) the Adviser’s policies on and compliance procedures for personal securities transactions; (k) the Adviser’s reputation, expertise and resources in the financial markets; and (l) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 10, 2011 and August 16, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser
18 | the RYDEX|SGI mid cap growth fund annual report

OTHER INFORMATION (Unaudited) (concluded)
to the Fund, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Fund; and (c) agreed to approve the current investment advisory agreement and, subject to shareholder approval, the new investment advisory agreement, based upon the following considerations, among others:
•	Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 10, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreement, and, at the meeting of August 16, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreement (which had been recently approved by shareholders and renewed by the Board at the meeting of August 10, 2011) and the scope of services required to be provided by the Adviser under the new investment advisory agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Fund were expected to remain with the Adviser following the Transaction. The Directors also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Fund in the past, and that these services were appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. At the meeting of August 10, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of the Fund. Based on the representations made by Guggenheim Capital that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•	The cost of investment management provided and the level of profitability. At the meeting of August 10, 2011, the Board had reviewed information about the profitability of the Fund to the Adviser based on the advisory fees payable under the current investment advisory agreement. At that meeting, the Board had also analyzed the Fund’s expenses, including the investment advisory fees paid to the Adviser. At the meeting of August 16, 2011, the Board considered the fact that the fee rates payable to the Adviser would be the same under the Fund’s new investment advisory agreement as they are under the Fund’s current investment advisory agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Fund, but noted that this matter would be given further consideration on an ongoing basis.

•	Whether the investment management fees reflect economies of scale. In connection with its review of the Fund’s profitability analysis at the meeting of August 10, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s asset levels. The Directors noted that the fees would not change under the new investment advisory agreement, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the Agreement when the next renewal of the Agreement comes before the Board.

•	Benefits (such as soft dollars) to the Adviser from their relationship with the Fund. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the meeting of August 10, 2011. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Fund.
On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Directors, concluded that the terms of the investment advisory agreement for the Fund was reasonable, and that approval of the current and new investment advisory agreements was in the best interest of the Fund.
the RYDEX|SGI mid cap growth fund annual report | 19

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)
DIRECTORS
The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker — Griffith & Blair Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director — The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	President — Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Partner — Vivian’s Gift Shop (Corporate Retail) Vice President — Palmer Companies, Inc. (Small Business and Shopping Center Development) Vice President — PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer — Stormont-Vail HealthCare

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)	Senior Vice President — Security Benefit Corporation (2007 to present)
Chief Executive Officer — Security Benefit Asset Management Holdings, LLC (2010 to present)
Chief Executive Officer & Manager — Rydex Holdings, LLC (2009 to present)
President, CEO & Member Representative — Security Investors, LLC (2007 to present)
President, Chief Executive Officer and Manager — Rydex Distributors, LLC (2009 to present)
Manager — Rydex Fund Services, LLC (2009 to present)
President — SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (2008 to present)
Director — First Security Benefit Life and Annuity Insurance Company of New York (2007 to 2010)
Director and Chief Executive Officer — Rydex Advisors, LLC (2009 to 2010)
Director and Chief Executive Officer — Rydex Advisors II, LLC (2009 to 2010)
Manager and President — Security Global Investors, LLC (2007 to 2010)
Director — Security Distributors, Inc. (2007 to 2009)
Managing Member — R.M. Goldman Partner, LLC (2006 to 2007)

*	This Director is deemed to be an “interested person” of the Fund under the 1940 Act, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Fund.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Fund.

***	Each Director oversees 28 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.
20 | the RYDEX|SGI mid cap growth fund annual report

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (continued)
OFFICERS*
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years
Mark P. Bronzo (11-01-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003-2008)

Keith A. Fletcher (02-18-58) Vice President — 2010	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; and Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund
Previous: Security Global Investors, LLC, Vice President (2010- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); and Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Joanna Haigney (10-10-66) Chief Compliance Officer — 2010	Current: Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC
Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Nikolaos Bonos (05-30-63) Treasurer — 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC
Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
the RYDEX|SGI mid cap growth fund annual report | 21

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)
OFFICERS* (concluded)
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years
Joseph M. Arruda (09-05-66) Assistant Treasurer — 2010	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC
Previous: Security Global Investors, LLC, Vice President (2010- 2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

Amy J. Lee (06-05-61) Vice President — 2007 Secretary — 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital
Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Mark A. Mitchell (08-24-64) Vice President — 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Joseph C. O’Connor (07-15-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

Daniel W. Portanova (10-02-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

James P. Schier (12-28-57) Vice President — 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

David G. Toussaint (10-10-66) Vice President — 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
22 | the RYDEX|SGI mid cap growth fund annual report

RYDEX | SGI PRIVACY POLICIES
Rydex Funds, Rydex|SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex|SGI”)
Our Commitment to You
When you become a Rydex|SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex|SGI client.
The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex|SGI account application or when you request a transaction that involves Rydex and Rydex|SGI funds or one of the Rydex|SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).
How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex|SGI. For example, if you ask to transfer assets from another financial institution to Rydex|SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex|SGI investment products and services, we may share your information within the Rydex|SGI family of affiliated companies. This would include, for example, sharing your information within Rydex|SGI so we can make you aware of new Rydex and Rydex|SGI funds or the services offered through another Rydex|SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.
Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.
How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex|SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex|SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.
How We Safeguard Your Personal Information
We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
We’ll Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.
the RYDEX|SGI mid cap growth fund annual report | 23

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One Security Benefit Place
Topeka, Kansas 66636-0001
www.rydex-sgi.com
Rydex Distributors, Inc.
SBMCG-ANN

Item 2.	Code of Ethics.
The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,500 in 2010 and $16,740 in 2011.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $200 in 2010 and $180 in 2011. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2010 and $30,000 in 2011, which related to the review of the transfer agent function.

__________

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2010 and $3,300 in 2011. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

__________

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

__________

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.
(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,750 in 2010 and $33,481 in 2011.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies
Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.
(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Mid Cap Growth Fund

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date: December 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President
Date: December 8, 2011

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date: December 8, 2011

*	Print the name and title of each signing officer under his or her signature.